Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-112535, 333-05651, 333-42262, 333-69755, 333-52958, 333-88301, and 333-101837) and Form S-3 (333-113406) of Verilink Corporation of our report dated January 26, 2004, except for Note 9, for which the date is May 29, 2004, relating to the audited financial statements of XEL Communications, Inc., which appear in this Form 8-K.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

Ehrhardt Keefe Steiner & Hottman PC
Denver, Colorado

June 9, 2004